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                                    Exhibit C



                             STOCK PLEDGE AGREEMENT


     This Stock Pledge Agreement (as the same may be amended, supplemented or restated from time to time, shall be referred to herein as the "Pledge Agreement") made as of the 25th day of April, 1994 by and between Laurentian Capital Corporation, a Delaware corporation (such corporation and all successors thereto shall be referred to herein as the "Pledgor"); National Bank of Canada, New York branch ("National"), The Daiwa Bank, Ltd., National Westminster Bank PLC and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A./"RaboBank Nederland", New York branch (such banks and all successors or assigns thereof and all such other persons who may from time to time become lenders under the Credit Agreement hereinafter defined shall be referred to herein collectively as the "Banks"), the Banks being the Lenders identified in that certain Credit Agreement (as the same may be amended, supplemented or restated from time to time, shall be referred to herein as the "Credit Agreement") made as of the 25th day of April, 1994 by and among Pledgor and the Banks; and National Bank of Canada, having offices in New York, New York (the "Collateral Custody Agent"), as collateral custody agent hereunder.

     WHEREAS, contemporaneously herewith the Pledgor and the Banks have entered into the Credit Agreement; and

     WHEREAS, in consideration of the extension of credit by the Banks to Pledgor, Pledgor has agreed pursuant to the Credit Agreement to pledge all of the outstanding capital stock of its wholly-owned subsidiary, Loyal American Life Insurance Company, an Alabama corporation (such corporation and all successors thereto shall be referred to herein as "Loyal American Life"), as security for the indebtedness incurred under the Credit Agreement; and

     WHEREAS, the parties hereto desire to effect such pledge and to provide for custody of the stock so pledged to be maintained by the Collateral Custody Agent, by means of this Pledge Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

     Section 1. PLEDGE. The Pledgor hereby pledges, assigns and transfers to the Banks, and grants to the Banks a continuing security interest in, one thousand (1,000) shares of the common stock, $3,000 par value per share, of Loyal American Life, being all of the outstanding shares of capital stock of Loyal American Life (the "Pledged Stock"), together with all dividends, interest, cash, instruments, securities and other property at any time received, receivable or otherwise distributed in respect of or in exchange for the Pledged Stock (all of the foregoing being referred


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to collectively as "Collateral"), and all proceeds of any and all of the
Collateral.

     Section 2. TRANSFER OF COLLATERAL. Pledgor contemporaneously herewith has delivered to the Collateral Custody Agent, as Collateral Custody Agent for the Banks, all certificates representing or evidencing the Pledged Stock, accompanied by duly executed instruments of transfer or assignment, which instruments reflect that any subsequent transfer or assignment by the Banks of the Pledged Stock is subject to the terms and conditions of this Pledge Agreement. The Collateral Custody Agent shall hold the Pledged Stock on behalf of the Banks until required to transfer the Pledged Stock to or to the order of the Banks or to Pledgor, as the case may be, in accordance with the terms of this Pledge Agreement.

     Section 3. OBLIGATIONS SECURED. This Pledge Agreement and the security interest granted hereby secure the payment and performance when due of all indebtedness, liabilities, obligations and undertakings of Pledgor to the Banks arising under or pursuant to the Credit Agreement and the Pledge Agreement (herein collectively referred to as the "Obligations" and individually as an "Obligation").

     Section 4. REPRESENTATIONS AND WARRANTIES. Pledgor hereby represents and warrants to the Banks as follows:

     (a) Pledgor is the sole owner of the Pledged Stock, free and clear of any lien, security interest, option, right of first refusal, or other charge or encumbrance, except for the security interest created by this Pledge Agreement and any charge or encumbrance as may be imposed by the Change of Control Laws defined in Section 6 hereof.

     (b) All of the Pledged Stock has been duly and validly authorized and issued, free and clear of any restrictions on transfer other than those imposed by the Change of Control Laws defined in Section 6 hereof, and Pledgor has and shall have the right to transfer the Pledged Stock and grant a security interest therein to the Banks as provided in this Pledge Agreement, subject to the provisions of Section 6 below.

     (c) No effective financing statement or similar notice covering any Collateral is or shall be on file in any recording office, and no other pledge or assignment thereof has been made, except in favor of the Banks.

     (d) Pledgor shall defend the interests of the Banks in the Collateral against the claims and demands of all other persons.

                                       2

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     Section 5.  DIVIDENDS, INTEREST AND VOTING POWER.

     (a) Prior to any Event of Default, as defined in Section 9 hereof, and thereafter until the conditions specified in subsection (c) of this Section 5 have been satisfied so that the Banks shall be entitled to exercise voting rights and receive dividends as described in such subsection (c), Pledgor shall be entitled: (i) to exercise all voting power pertaining to the Pledged Stock
for all purposes; and (ii)    to receive and retain any and all dividends (other
than stock or liquidating dividends) declared or paid on the Pledged Stock.

     (b) (i) If, upon the dissolution or liquidation (in whole or in part) of Loyal American Life, any sum is paid as a liquidating dividend or otherwise on or with respect to the Pledged Stock, such sum shall be paid to the Banks to be held as Collateral hereunder or applied to Obligations then due, in such order and in such amounts as is specified in the Credit Agreement for payments thereunder, and the rights of the Banks to same under the terms of this Pledge Agreement shall under no circumstances be subject to the provisions of Section
6. (ii) If any stock dividend is declared on the Pledged Stock, or any shares of stock or fractions thereof are issued pursuant to any so-called "stock split" involving the Pledged Stock, or if any shares of stock, obligations or other non-cash property are distributed on or with respect to the Pledged Stock, whether on account of recapitalization, bankruptcy or receivership, reorganization, merger or consolidation of Loyal American Life, or otherwise, the shares of stock, obligations or other property so distributed shall be delivered to the Collateral Custody Agent to be held by it as Collateral hereunder, and, to the extent such shares of stock, obligations or other property so distributed are not subject to the Change of Control Laws defined on
Section 6, the rights of the Banks to same under the terms of this Pledge Agreement shall under no circumstances be subject to the provisions of Section
6. Any cash so distributed shall be paid to the Banks and held or applied as provided in subsection (b)(i).

     (c) Upon and after an Event of Default (unless the same is previously cured), the Banks shall become entitled, but only after compliance with the provisions of Section 6 hereof, to exercise voting power pertaining to Pledged Stock and to receive and retain as Collateral hereunder or apply, as provided in subsection (b)(i) of this Section 5, to any Obligations then due (whether by acceleration or otherwise) any and all dividends at any time declared or paid on Pledged Stock.

     (d) All payments, shares of stock and other cash or non-cash property referred to in subsections (b) and (c) of this Section 5, if received by Pledgor in the circumstances therein described, shall be delivered by Pledgor to the Banks or the Collateral Custody Agent, as the case may be, immediately upon receipt thereof

                                       3

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by Pledgor (duly endorsed or assigned to the Banks as appropriate) in the identical form received by Pledgor.

     Section 6. INSURANCE REGULATORY MATTERS. Notwithstanding any provision of this Pledge Agreement to the contrary, as it relates to the Pledged Stock only, the Banks and the Collateral Custody Agent acknowledge that this Pledge Agreement is subject to the provisions of Sections 27-29-1, ET. SEQ. of the CODE OF ALABAMA (1975), as the same may be amended from time to time (and to any successor provisions thereto), and to such regulations as may be promulgated pursuant thereto or pursuant to any such successor provisions (the foregoing statutes and regulations being referred to herein as the "Change of Control Laws"). The Banks and the Collateral Custody Agent agree that, notwithstanding the occurrence of an Event of Default, neither the Banks nor the Collateral Custody Agent shall:

     (a) exercise any voting power with respect to the Pledged Stock, either directly or by proxy;

     (b) take any action to sell or transfer ownership of the Pledged Stock, or otherwise exercise the rights specified in Section 6(c) or Section 10 hereof; or

     (c) otherwise exercise control, as such term is defined in the Change of Control Laws, with respect to Loyal American; (including, without limitation, by causing or attempting to cause Loyal American to enter into any contract with an affiliate without approval of the Commissioner of Insurance of the State of Alabama (the "Commissioner"));

unless and until the requirements of the Change of Control Laws have been met, including without limitation any applicable requirements of informational filings with or of prior approval of such actions by the Commissioner.

     Section 7.  COVENANTS OF PLEDGOR.

     (a) Pledgor shall furnish to the Banks, promptly upon receipt thereof, copies of all material notices, requests and other documents received by Pledgor relating to Collateral.

     (b) Pledgor shall not (i) sell, assign, transfer or otherwise dispose (except as specifically permitted by the provisions of Section 5 hereof) of any Collateral, or create or suffer to exist any lien, security interest, assignment by operation of law or other charge or encumbrance on or with respect to, any Collateral, except for the security interest created by this Agreement; or (ii) take or permit to be taken any other action in connection with any collateral which would impair the value of the interest or rights of the Pledgor or of the Banks therein or thereunder.

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     (c)  Pledgor shall promptly execute and deliver, at the expense of Pledgor, all such further notices, instruments and documents, including, without limitation, financing statements, and take all such further action, as may be necessary or advisable, or as the Banks may reasonably request at any time or times, in order to perfect, preserve and protect the security interest granted hereby or to enable the Banks to exercise and enforce their rights, remedies and powers hereunder with respect to Collateral.

     Section 8. CARE OF COLLATERAL. The Banks and the Collateral Custody Agent shall exercise reasonable care in the custody and preservation of Collateral while such is actually in the possession of the Banks or the Collateral Custody Agent. The Banks and the Collateral Custody Agent, respectively, shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral as is actually in their possession if the Collateral is accorded treatment substantially equal to that which the Banks and the Collateral Custody Agent accord their own property of the same nature.

     Section 9. EVENTS OF DEFAULT. An event of default ("Event of Default") shall be deemed to have occurred hereunder upon the occurrence of any Event of Default as defined in the Credit Agreement. Upon and after any Event of Default which is then continuing, any or all Obligations shall become immediately due and payable at the option of the Banks, and the Banks may dispose of the Collateral, but only as provided below.

     Section 10.  DISPOSITION OF COLLATERAL.

     (a)  Upon and after any Event of Default which is then continuing:

          (1) The Banks may direct the Collateral Custody Agent to transfer custody and possession of the Pledged Stock (and other Collateral, if any, then in the custody of the Collateral Custody Agent) and the Banks may thereupon exercise their rights with respect to the Collateral, without regard to the existence of any other security or source of payment for Obligations, and in addition to other rights and remedies provided for herein or otherwise available to them, the Banks shall have all of the rights and remedies of a secured party on default under the Uniform Commercial Code ("Code") then in effect in New York.

          (2) If any notice to Pledgor of the sale or other disposition of Collateral is required by then applicable law, fifteen (15) days' prior notice (or, if longer, the shortest period of time permitted by then applicable law) to Pledgor of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made shall constitute reasonable notification.

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          (3)  The Banks are authorized, at any such sale, if the Banks deem it advisable to do so, in order to comply with any applicable insurance or securities laws, to restrict the prospective bidders or purchasers to persons who will represent and agree, among other things, that they are purchasing the Pledged Stock for their own account for investment, and not with a view to the distribution or resale thereof, or otherwise to restrict such sale in such other manner as the Banks deem advisable to insure such compliance. Sales made subject to such restrictions shall be deemed to have been made in a commercially reasonable manner.

          (4) All cash proceeds received by the Banks in respect of any sale, collection or other enforcement or disposition of Collateral shall be applied (after deduction of any amounts payable to the Banks pursuant to Section 12) against Obligations in such order and in such amounts as is specified in the Credit Agreement with respect to payments thereunder. Upon payment in full of all Obligations, the Pledgor shall be entitled to the return of all Collateral, including cash, which has not been used or applied toward the payment of Obligations and the Banks shall promptly transfer or pay same to Pledgor.

     (b) As it relates to the Pledged Stock only, the exercise of any right by the Banks under this Section 10 shall be subject to the provisions of Section 6.

     Section 11. RELEASE OF PLEDGED STOCK. Upon reduction of the outstanding Obligations and the amount of credit commitment under the Credit Agreement to an amount of $35,000,000 or less, the Banks shall, at the written request of Pledgor, release the Pledged Stock from the security interest granted by this Pledge Agreement and cause the Collateral Custody Agent to return same to Pledgor, and this Pledge Agreement shall thereupon terminate, provided that no "Default" or "Event of Default" (as both of these expressions are defined in the Credit Agreement) exists at the time of any such request or proposed release.

     Section 12. EXPENSES. Pledgor shall pay to the Banks, on demand, the amount of any and all reasonable expenses, including without limitation, reasonable attorneys' fees, legal expenses and brokers' fees, which the Banks may incur in connection with (a) sale, collection or other enforcement or disposition of Collateral; (b) exercise or enforcement of any of the rights, remedies or powers of the Banks hereunder or with respect to any or all Obligations; or (c) failure by Pledgor to perform or observe any agreements of Pledgor contained herein.

     Section 13. WAIVERS, AMENDMENT AND REMEDIES. Pledgor hereby waives presentment, demand, notice and protest, notice of acceptance of this Agreement, and, except as provided in Section

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10(b), of all action by the Banks in reliance hereon.  No course of dealing by the Banks in exercising any right, remedy or power hereunder shall operate as a waiver thereof, and no further exercise thereof and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power of the Banks. No amendment, modification or waiver of any provision of this Agreement and no consent or any departure by Pledgor therefrom, shall, in any event, be effective unless contained in a writing signed by the Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies and powers of the Banks, not only hereunder, but also under any instruments and agreements evidencing or securing Obligations and under applicable law are cumulative, and may be exercised by the Banks from time to time in such order as they may elect.

     Section 14. NOTICES. All demands, notices and other communications from any party hereto to another hereunder shall be in writing and shall be deemed effective when delivered in the manner specified in the Credit Agreement (with the address for notices to the Collateral Custody Agent being that specified following the execution of this Pledge Agreement by the Collateral Custody Agent).

     Section 15. BINDING EFFECT. This Pledge Agreement shall (a) remain in full force and effect until payment and satisfaction in full of all Obligations or the termination hereof in accordance with Section 11 hereof; (b) be binding upon Pledgor and the successors in title and assigns of Pledgor; and (c) inure to the benefit of the Banks and their respective successors and assigns.

     Section 16. CAPTIONS. The captions of Sections in this Pledge Agreement have been included for convenience of reference only, shall not define or limit the provisions hereof and have no legal or other significance whatsoever.

     Section 17. PLACE OF CONTRACT; GOVERNING LAW. The parties hereto acknowledge that this Pledge Agreement has been executed and delivered in the State of New York. This Pledge Agreement shall be governed by and construed in accordance with the law of New York. Unless otherwise defined herein, all words and terms used in this Pledge Agreement which are defined in the Code shall be deemed to have the meaning accorded to them in the Code. If any provision of this Pledge Agreement, or the application thereof to any person or circumstance, is held invalid, such invalidity shall not affect other provisions which can be given effect without the invalid provision or application, and to this end the provisions hereof shall be severable.

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     IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be executed by their respective duly authorized officers, as of the date first above written.

                                        PLEDGOR

                              LAURENTIAN CAPITAL CORPORATION

                              By  /s/ Robert T. Rakich
                              ---------------------------------------
                              Its President & Chief Executive Officer
                                -------------------------------------


                                        BANKS

                              NATIONAL BANK OF CANADA,
                              New York Branch

                              By  /s/ Michael E. Williams
                                -------------------------------------
                              Its     Vice President
                                 ------------------------------------


                                             and

                              By  /s/ Richard P. Brown
                                -------------------------------------
                              Its     Vice President
                                 ------------------------------------


                              THE DAIWA BANK, LTD.

                              By  /s/ Tom Howard
                                -------------------------------------
                              Its     Vice President
                                 ------------------------------------

                                             and

                              By  /s/ Michael J. Fox
                                -------------------------------------
                              Its     Vice President
                                 ------------------------------------


                              NATIONAL WESTMINSTER BANK PLC

                              By  /s/ Luc St-Arnault
                                -------------------------------------
                              Its     Regional Vice President
                                 ------------------------------------

                                             and

                              By
                                -------------------------------------
                              Its
                                 ------------------------------------

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                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK B.A./
                              "RABOBANK NEDERLAND",
                              New York Branch

                              By  /s/ Ian Reece
                                -------------------------------------
                              Its     Vice President & Manager
                                 ------------------------------------

                                             and

                              By  /s/ Robert B. Benoit
                                -------------------------------------
                              Its     Senior Vice President
                                 ------------------------------------


                              COLLATERAL CUSTODY AGENT

                              NATIONAL BANK OF CANADA,
                              New York Branch

                              By  /s/ Michael E. Williams
                                -------------------------------------
                              Its     Vice President
                                 ------------------------------------

                                             and

                              By  /s/ Richard P. Brown
                                -------------------------------------
                              Its     Vice President
                                 ------------------------------------


                              Address for notice:

                              125 West 55th Street
                              New York, New York  10015

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